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                                                                    EXHIBIT 10.2


                                OPTION AGREEMENT


         AGREEMENT made this ___ day of ______ , 1999, by and between Hadco Corporation, a Massachusetts corporation with a usual place of business in Salem, New Hampshire (hereinafter the "Company"), and _________________ , of ___________ (hereinafter the "Optionee"). This Agreement and the option granted hereunder are pursuant to and subject to the terms and conditions of the Hadco Corporation 1998 Stock Plan, as it may be amended from time to time, (the "Plan"), a copy of which has been made available to the Optionee. Unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

         SECTION 1. GRANT OF OPTION: The Company grants to the Optionee an option to purchase, on the terms and conditions hereinafter set forth, _________ (___) shares (the "Option Shares") of the Company's Common Stock, $0.05 par value, at the exercise price of ____________ and ___/100 ($_________) Dollars per share. This option is not intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

         SECTION 2.   PERIOD OF OPTION:

         (a) VESTING. The right to exercise this option and purchase the Option Shares shall vest in installments as set forth below, unless earlier terminated in accordance with the provisions of Section 2(c) hereof.


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                               CUMULATIVE PERCENT
                     OF OPTION SHARES THAT MAY BE PURCHASED


PERCENTAGE                          DATE OF VESTING
----------                          ---------------

       50%              Two Year Anniversary of Date of Grant
       75%              Three Year Anniversary of Date of Grant
      100%              Four Year Anniversary of Date of Grant

         (b) EXPIRATION. The option granted hereunder shall expire on the ten year anniversary of the date of grant of the option.

         (c) TERMINATION. (1) Any vested but unexercised option granted hereunder shall terminate and become void at midnight on the thirtieth (30th) day after the Optionee's employment or business relationship, as the case may be, with the Company or any Related Corporation is terminated for any reason other than disability, death, or retirement from the Company or any Related Corporation on or after normal retirement age as described in the Hadco Corporation Retirement Plan, as it may be amended from time to time, or any successor Plan, but in no event may the option be exercised later than the specified expiration date of the option. Any options unvested at the date of termination of Optionee employment or business relationship shall terminate and become void on said date of termination of employment or business relationship.

                  (2) In the event the employment or business relationship with the Company or any Related Corporation of the Optionee terminates by reason of his disability or death, the vesting of the option granted hereunder to such Optionee shall be immediately and automatically accelerated and to the extent such option is unexercised, it shall vest and be exercisable (by the Optionee's personal representative, heir, or legatee, in the event of death or disability) during the period ending one hundred eighty (180) days after the date of termination of employment or business relationship, but in no event later than the specified


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expiration date of the option.

                  For purposes of this Agreement, the Optionee's employment or business relationship shall always be deemed to have been terminated due to disability if all of the following requirements are satisfied: (a) the Optionee's employment or business relationship is terminated by either the Company or the Optionee; (b) at the time of such termination, the Optionee is unable to work due to sickness or injury and is disabled, either physically or mentally; (c) the Optionee is unable to substantially perform any gainful employment for a period of five (5) consecutive months, including the time of termination; and (d) the Optionee applies for and is approved for disability payments by the Social Security Administration of the United States government. The date of any such disability shall be the first day of such consecutive period during which the Optionee was unable, due to his physical or mental condition, to substantially perform any gainful employment.

         (3) In the event the employment or business relationship of the Optionee terminates by reason of his/her retirement from the Company or any Related Corporation on or after normal retirement age as described in the Hadco Corporation Retirement Plan, as it may be amended from time to time, or any successor Plan, any option granted hereunder which had vested as of the date of retirement may be exercised during the period ending ninety (90) days after the date of retirement, but in no event later than the specified expiration date of the option. Any options unvested at the date of retirement shall terminate and become void on said date of retirement.

         (4) For purposes of this Agreement, a transfer of the Employee between the Company and a Related Corporation, or between Related Corporations, shall not be deemed a termination of employment.

         (5) At the expiration of the respective periods set forth in this Section


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2(c) or the scheduled expiration date, whichever is the earlier, this option shall terminate (and shall no longer be exercisable) and the only rights hereunder shall be those as to which the option was properly exercised.

         SECTION 3. LIMITATIONS ON RIGHT TO EXERCISE OPTION: Notwithstanding anything elsewhere in this Option Agreement to the contrary, except the provisions of Section 2(c), the right to exercise this option shall be subject to the following limitations:

         (a) This option may not be exercised unless the Optionee, at the time he exercises this option, is an employee, officer, director, consultant or advisor, as the case may be, of one or more of the Company or a Related Corporation and has been such an employee, officer, director, consultant or advisor, as the case may be, at all times since the date of this Agreement. If this option shall be assumed or a new option substituted therefor as a result of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, then employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a parent corporation or a subsidiary thereof shall be considered for purposes of this option to be employment by the Company.

         (b) This option may be exercised in part at any time and from time to time except that this option must be exercised for a minimum of one hundred
(100) shares, or for all of the shares then purchasable hereunder if less than one hundred (100) shares, and no fractional shares may be purchased under this option.

         SECTION 4. EXERCISE OF OPTION:

         (a) METHOD OF EXERCISE OF OPTION. This option may be exercised by giving written notice to the Company by mail or in person addressed to Treasurer, Hadco Corporation, 12A Manor Parkway, Salem, New Hampshire 03079, specifying the number of Option Shares being purchased, accompanied by payment of the full option price of the shares being purchased. A copy of such notice shall be provided to Hamilton & Dahmen, LLP, 73




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Tremont Street, Boston, Massachusetts 02108, or to such other counsel as the
Company may hereafter designate, and to the Bank of Boston, Shareholder Services Division, Post Office Box 644, Boston, Massachusetts 02102, or to such other Stock Transfer Agent as the Company may hereafter designate. The price for the Option Shares shall be payable (a) in U.S. Dollars in cash or by check, or (b) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee's direction at the time of exercise, or (c) by any combination of (a) and (b) above. The holder of an option shall not have any rights of a shareholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the option.

         (b) DELIVERY OF STOCK CERTIFICATES UPON EXERCISE. Upon each exercise of this option and the satisfaction of all conditions set forth in the option, the Transfer Agent shall, on behalf of the Company, mail or deliver to the Optionee, as promptly as practicable, a stock certificate or certificates representing the Option Shares then being purchased. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to
Section 2(c) hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person to exercise this option. The Company will pay all stamp taxes due or payable in connection with the issuance of the certificates. Such certificates may bear statements relating to the non-registration of such shares under the Securities Act of 1933, and the rights, privileges and limitations of Common Stock, par value $0.05, of the Company, as set


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forth in the Restated Articles of Organization, as amended.

         (c) RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the foregoing, the Company shall not be obligated to deliver any such certificate or certificates upon exercise of this option until the following applicable conditions shall be satisfied in the judgment of the Company: (i) the shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and State securities acts as now in force or hereafter amended; (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under applicable Federal and State securities acts as now in force or hereafter amended; (iii) all conditions of the option have been met or removed to the satisfaction of the Company; (iv) the Optionee has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations; and until the Company is in compliance with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

         The Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

         (d) AGREEMENT TO PURCHASE FOR INVESTMENT. By acceptance of this option, the Optionee agrees that a purchase of shares under this option will be made for investment and will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel for the Company such distribution is in compliance with or exempt from registration and prospectus requirements of the Act. The Optionee agrees, if necessary, to sign a certification to such effect at the time of exercising



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the option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act of 1933 and with any other applicable securities laws.

         SECTION 5. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:

         (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustments shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the Optionee shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

         (b) Upon any sale of all or substantially all of the assets of the Company, or upon any merger, consolidation or tender offer in respect of which the stockholders holding all of the Company's outstanding voting securities immediately prior to the consummation thereof hold less than 50% of all of the Company's outstanding voting securities immediately after such consummation (each of the foregoing sale, merger, consolidation or tender offer hereinafter called an "Acquisition"), then: (i) the date upon which all then outstanding options granted under this Agreement become fully vested and exercisable shall be automatically accelerated to occur immediately prior to the consummation of such Acquisition; provided, however, that any such then outstanding options which are not thereupon exercised in full immediately prior to the consummation of such Acquisition shall thereupon terminate.

         (c) In the event of a recapitalization or reorganization of the Company (other than



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a transaction described in subsections 5(a) and (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Optionee upon exercising this option shall be entitled to receive for the purchase price paid upon such exercise the securities as determined under the terms of the recapitalization or reorganization he or she would have then received if he or she had exercised such option prior to such recapitalization or reorganization. In the event of the proposed dissolution or liquidation of the Company, the option will terminate immediately prior to the consummation of such proposed action (and shall thereafter not be exercisable to any extent whatsoever), and the only rights hereunder shall be those as to which this option was properly exercised before such dissolution or other event. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company. No fractional shares shall be issued and the Optionee shall receive from the Company cash in lieu of such fractional shares. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 5 and, subject to the Plan, its determination shall be conclusive and shall be binding on all interested parties.

         SECTION 6. EFFECT UPON EMPLOYMENT: None of the Plan, this Option Agreement or the grant of this option confers any right upon the Optionee with respect to the continuation of his employment or business relationship with the Company or any Related Corporation. Nothing contained herein shall be construed as interfering with or restricting the right of the Company or any Related Corporation or of the Optionee to terminate his employment or business relationship at any time.

         SECTION 7. NON-TRANSFERABILITY: This option shall not be assignable or


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transferable except by will or by the laws of descent and distribution. Except as set forth in the preceding sentence, during the lifetime of the Optionee, this option shall be exercisable only by the Optionee or his or her personal representative in the case of a disability to the Optionee. This option shall be null and void and without effect, except as set forth in the preceding sentence, upon any attempted assignment or transfer, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

         SECTION 8. NOTICES: Any notice permitted or required under this Option Agreement shall be sufficient if made in writing and mailed, postage prepaid, or delivered in hand to the parties as follows: (a) as to the Company, to its Treasurer at the principal office of the Company; and (b) as to the Optionee, at the address listed for the Optionee on the books of the Company or the books of the Stock Transfer Agent, or (c) as to either party, at such other address as shall be designated by the addressee in a written notice to the other complying as to delivery with the terms of this Section 8.

         SECTION 9. GOVERNING LAW: This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without giving effect to the principles of the conflicts of laws thereof.

         SECTION 10. MODIFICATION OF OUTSTANDING OPTIONS: The Stock Option Committee of the Company's Board of Directors or the Company's Board of Directors may accelerate the exercisability of any outstanding option and may authorize changes to any outstanding option with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Hadco Corporation 1998 Stock Plan.

         SECTION 11. ENTIRE AGREEMENT: This Agreement contains the full and




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complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provisions hereof be waived, except by a further written agreement duly signed by each of the parties. This Agreement supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement.

         SECTION 12. BINDING EFFECT: This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns, subject to the limitations set forth in Section 7 hereof; provided, however, that as respects the Optionee, this Agreement is deemed to be personal in nature and may not be assigned or transferred, except as set forth in Section 7 hereof.

         SECTION 13. INTERPRETATION AND CONSTRUCTION: Any interpretation or construction of this Option Agreement by the Company's Board of Directors, or a duly authorized committee appointed by the Board, shall be final, conclusive and binding on all interested parties. The section headings are for convenience of reference only and shall not be deemed germane to the interpretation or construction of this Option Agreement.

         SECTION 14. SURVIVAL: All representations, warranties and acknowledgments made in this Agreement shall survive the delivery of the certificate or certificates representing the shares purchased pursuant to the exercise of the option granted herein.

         SECTION 15. WITHHOLDING TAXES: If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or any Related Corporation, the amount required to be withheld may be withheld



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in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or any Related Corporation does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or any Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

         SECTION 16. SEVERABILITY: The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

         SECTION 17. PROVISION OF DOCUMENTATION TO OPTIONEE: By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

         SECTION 18. LOCK-UP AGREEMENT: The Optionee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. This Section 18 shall cease to apply to any Option Share sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Agreement.


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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.



                                        HADCO CORPORATION



                                        By: ___________________________________

                                        Title: ________________________________


                                        _______________________________________
                                        Optionee







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